Prospectus Supplement  June 29, 1999*

Variable Universal Life Policy (VUL-3) (April 30, 1999)
(S-6189) C (6/99)

The following phrase (shown in italics)under the first bullet should be modified in the definition for "Maximum loan" under the "Policy loans" section of the prospectus:

Maximum loan:

* In Texas, 100% of the policy value in the fixed account plus 85% of the policy value in the variable account minus surrender charges.

The definition for "Overdue interest" in section titled "Policy loans" has been modified and should be replaced with the following:

Overdue interest: If you do not pay accrued interest when it is due, we will increase the amount of indebtedness in the fixed account to cover the amount due. Interest added to a policy loan will be charged the same interest rate as the loan itself. We will take the interest from the fixed account and/or subaccounts in proporation to their value, minus indebtedness.


*Destroy May 1, 2000